Exhibit 21

BELLSOUTH ORGANIZATION OF COMPANIES

As of December 31, 2000

ATTACHMENT TO 10-K

Jurisdiction
@Track Communications, Inc.	Unknown
1155 Peachtree Associates	Georgia
AB Cellular Holding, LLC	Delaware
Abiatar S.A.	Uruguay
Abilene SMSA Limited Partnership	Unknown
Acadiana Cellular General Partnership	Delaware
ACCC of Los Angeles, Inc.	California
Access to the Americas, S.A.	Peru
Aeroservicios Los Alpes, C.A.	Venezuela
Aktieselskabet af3.november 1971	Denmark
Alabama Cellular Service, LLC	Georgia
Aliena Participações Ltda.	Brazil
ALLTEL Cellular Associates of South Carolina Limited Partnership	Delaware
Amarillo SMSA Limited Partnership	Unknown
Amcell of Atlantic City, LLC	Unknown
American Cellular Communications LLC	Delaware
American Cellular Network Company, LLC	Unknown
Ameritech Mobile Communications, LLC	Unknown
Ameritech Wireless Communications, LLC	Unknown
Anniston-Westel Company, LLC	Florida
Apenina Participações Ltda.	Brazil
Atlanta-Athens MSA Limited Partnership	Delaware
Aurora/Elgin Cellular Telephone Company, LLC	Unknown
Averdin Holdings Ltda.	Brazil
AWACS Purchasing Company LLC	Unknown
B.A. Celular Inversora S.A.	Argentina
Bakersfield Holdings, LLC	Georgia
Bautzen Inc.	Colombia
BCP S.A.	Brazil
BCP SP Ltd.	Brazil
BCTC of Texas, LLC	California
Beijing Ji Tong—BellSouth Communication & Information Engineering Co., Ltd.	China
Bell IP Holding L.L.C.	Delaware
BellSouth Accounts Receivable Management, Inc.	Delaware
BellSouth Advertising & Publishing Brazil (B.V.I.) Holdings Limited	British Virgin Islands
BellSouth Advertising & Publishing Brazil (B.V.I.) Limited	British Virgin Islands
BellSouth Advertising & Publishing Brazil Holdings, Inc.	Delaware
BellSouth Advertising & Publishing Corporation	Georgia
BellSouth Advertising & Publishing Peru (B.V.I.) Holdings Limited	British Virgin Islands
BellSouth Advertising & Publishing Peru (B.V.I.) Limited	British Virgin Islands
BellSouth Advertising & Publishing Peru Holdings, Inc.	Delaware
BellSouth Advertising & Publishing Peru S.R.L.	Peru
BellSouth Affiliate Services Corporation	Georgia
BellSouth Applied Technologies, Inc.	Georgia
BellSouth Asia/Pacific Enterprises, Inc.	Delaware
BellSouth Belgium B.V.	The Netherlands
BellSouth Belgium Holdings, Inc.	Delaware
BellSouth Billing, Inc.	Georgia
BellSouth Brasil Holdings I Ltda.	Brazil
BellSouth Brasil Holdings II Ltda.	Brazil

BellSouth Brazil, Inc.	Georgia
BellSouth BSE of Virginia, Inc.	Virginia
BellSouth BSE, Inc.	Delaware
BellSouth Business Systems, Inc.	Georgia
BellSouth Capital Funding Corporation	Georgia
BellSouth Carolinas PCS, L.L.C.	Delaware
BellSouth Carrier Professional Services Holdings, Inc.	Delaware
BellSouth Carrier Professional Services, Inc.	Delaware
BellSouth Cellular Corp.	Georgia
BellSouth Cellular National Marketing, LLC	Georgia
BellSouth Cellular Services LLC	Georgia
BellSouth Central America (B.V.I.) Holdings Limited	British Virgin Islands
BellSouth Central America Holdings, Inc.	Delaware
BellSouth Central America Services (B.V.I.) Holdings Limited	British Virgin Islands
BellSouth Chile Holdings, Inc.	Georgia
BellSouth Chile S.A.	Chile
BellSouth Chile, Inc.	Georgia
BellSouth China Holdings, Inc.	Delaware
BellSouth China, Inc.	Delaware
BellSouth Colombia, Inc.	Delaware
BellSouth Communication Systems, LLC	Georgia
BellSouth Comunicaciones S.A.	Chile
BellSouth Corporate Aviation and Travel Services, Inc.	Georgia
BellSouth Corporation	Georgia
BellSouth Credit and Collections Management, Inc.	Georgia
BellSouth Customer Technologies, Inc.	Georgia
BellSouth D. C., Inc.	Georgia
BellSouth Denmark Capital Finance Limited	British Virgin Islands
BellSouth Direct Marketing, Inc.	Georgia
BellSouth EC Holdings, Inc.	Delaware
BellSouth Ecuador Holdings (BVI) I Limited	British Virgin Islands
BellSouth Ecuador Holdings (BVI) II Limited	British Virgin Islands
BellSouth Ecuador Holdings Partnership	Ecuador
BellSouth Ecuador Holdings, Inc.	Delaware
BellSouth El Salvador Holdings, Inc.	Delaware
BellSouth El Salvador Limited	Cayman Islands
BellSouth Enterprises, Inc.	Georgia
BellSouth Entertainment, Inc.	Georgia
BellSouth España, S.A.	Spain
BellSouth Exchange Services, Inc.	Georgia
BellSouth Foundation, Inc.	Georgia
BellSouth Guatemala Limited	British Virgin Islands
BellSouth Guatemala y Compania, S.C.A.	Guatemala
BellSouth Holdings B.V.	The Netherlands
BellSouth Holdings, Inc.	Delaware
BellSouth India, Inc.	Delaware
BellSouth Intellectual Property Corporation	Delaware
BellSouth Intellectual Property Group, Inc.	Georgia
BellSouth Intellectual Property Management Corporation	Georgia
BellSouth Intellectual Property Marketing Corporation	Georgia
BellSouth Interactive Media Services, Inc.	Georgia
BellSouth International (Asia/Pacific), Inc.	Delaware
BellSouth International ACCESS, Inc.	Georgia
BellSouth International Capital Finance Limited	Cayman Islands
BellSouth International Limited	United Kingdom
BellSouth International Network Holdings, Inc.	Delaware
BellSouth International U.K. Trustee Limited	United Kingdom

BellSouth International Wireless Services, Inc.	Delaware
BellSouth International, Inc.	Georgia
BellSouth Inversiones S.A.	Chile
BellSouth Inversora S.A.	Argentina
BellSouth IP Holdings, Inc.	Delaware
BellSouth Israel, Inc.	Georgia
BellSouth Latin American Holdings I, Ltd.	British Virgin Islands
BellSouth Latin American Holdings II, Ltd.	British Virgin Islands
BellSouth Latin American Holdings III, Inc.	Delaware
BellSouth Latin American Holdings III, Ltd.	British Virgin Islands
BellSouth Latin American Holdings IV, Inc.	Delaware
BellSouth Latin American Holdings IV, Ltd.	British Virgin Islands
BellSouth Latin American Holdings V, Inc.	Delaware
BellSouth Latin American Holdings V, Ltd.	British Virgin Islands
BellSouth Latin American Investments I, Ltd.	British Virgin Islands
BellSouth Latin American Investments II, Ltd.	British Virgin Islands
BellSouth Latin American Investments III, Ltd.	British Virgin Islands
BellSouth Latin American Investments IV, Ltd.	British Virgin Islands
BellSouth Latin American Investments V, Ltd.	British Virgin Islands
BellSouth Limited	United Kingdom
BellSouth Long Distance, Inc.	Delaware
BellSouth Marketing Services, Inc.	Georgia
BellSouth Mexico, Inc.	Delaware
BellSouth MNS, Inc.	Delaware
BellSouth Mobile Data, Inc.	Georgia
BellSouth Mobile Systems, Inc.	Delaware
BellSouth Mobilfunk GmbH	Germany
BellSouth Mobility Communications, LLC	Georgia
BellSouth Mobility LLC	Georgia
BellSouth Netherlands B.V.	The Netherlands
BellSouth Netherlands Holdings, Inc.	Delaware
BellSouth New Zealand Holdings Limited	New Zealand
BellSouth New Zealand	New Zealand
BellSouth Nicaragua (BVI) Limited	British Virgin Islands
BellSouth Nicaragua Holdings, Inc.	Delaware
BellSouth Panama Holdings, Inc.	Delaware
BellSouth Panama Limited	Cayman Islands
BellSouth Paraguay (BVI) Limited	British Virgin Islands
BellSouth Paraguay Holdings, Inc.	Delaware
BellSouth Personal Communications, LLC (d/b/a BellSouth Mobility DCS)	Delaware
BellSouth Peru BVI Limited	British Virgin Islands
BellSouth Peru Holdings, Inc.	Delaware
BellSouth Peru S.A.	Peru
BellSouth Products, Inc.	Georgia
BellSouth Properties (U.K.)	United Kingdom
BellSouth Public Communications, Inc.	Georgia
BellSouth Resources, Inc.	Georgia
BellSouth Select, Inc.	Georgia
BellSouth Shanghai Centre, Ltd.	Georgia
BellSouth Solutions Group, Inc.	Georgia
BellSouth Southern Cone, Inc.	Georgia
BellSouth Technology Services, Inc.	Georgia
BellSouth Telecommunications, Inc.	Georgia
BellSouth Value Added Services Holdings, Inc.	Delaware
BellSouth Venezuela (BVI) Limited	British Virgin Islands
BellSouth Venezuela Holdings, Inc.	Delaware
BellSouth Venezuela, S.A.	Venezuela

BellSouth Ventures Corporation	Georgia
BellSouth Volcan Holdings (B.V.I.) Ltd.	British Virgin Islands
BellSouth Volcan Holdings, Inc.	Delaware
BellSouth Volcan-BSC de El Salvador y Compania, Sociedad en
Comandita de Capital Variable	El Salvador
BellSouth Wireless Cable, Inc.	Delaware
BellSouth Wireless Data Services, LLC	Georgia
BellSouth Wireless, LLC	Georgia
BellSouth Worldwide Holdings B.V.	The Netherlands
BellSouth.net Inc.	Delaware
Berry Network, Inc.	Georgia
Berry-Sprint Publishing, Inc.	Georgia
Billing & Management Systems S.A.	Peru
Binford Investments Ltd.	British Virgin Islands
Bloomington Cellular Telephone Company	Delaware
BLS Denmark Associates	Georgia
BLS Denmark, Inc.	Georgia
Bombshell Comércio e Participaçöes Ltda.	Brazil
Bombshell Holdings (B.V.I.) Ltd.	British Virgin Islands
Brazil Cellular Holdings, L.L.C.	Georgia
BS Telecom S.A.	Brazil
BS Telecomunicaçöes S.A.	Brazil
BSB S.A.	Brazil
BSC Cayman General Partnership	Cayman Islands
BSC de Panama Holdings, S.A.	Panama
BSC de Panama S.A.	Panama
BSC del Peru SRL	Peru
BSC Guatemala, Sociedad Anonima	Guatemala
BSCC Cellular of Indiana, L.P.	Delaware
BSCC Cellular of Texas, L.P.	Texas
BSCC of Houston Holdings, Inc.	Delaware
BSCC of Houston, LLC	Texas
BSCC of Louisiana, LLC	Delaware
BSD Cellular Communications	Israel
BSE NE Ltd.	Brazil
BSE S.A.	Brazil
BSI ACCESS U.K. Limited	United Kingdom
BSI Denmark, Inc.	Georgia
BSI Services Guatemala, LLC	Georgia
B-Side Carriers L.P.	Delaware
BSIT International Communications	Israel
BSL Holdings I Ltda.	Brazil
BSL Holdings II Ltda.	Brazil
BSNZ Wireless Holdings, Inc.	Delaware
Campanile Assurance Line Limited	Vermont
Capco	Cayman Islands
Caprock Cellular Limited Partnership	Unknown
Cayman Cellular Holding Limited	Cayman Islands
Cell South of New Jersey, LLC	Unknown
CellCom Israel, Ltd.	Israel
Cellemetry L.L.C.	Delaware
Cellular Credit Corporation	Delaware
Cellular Mobile Services of Indiana, Inc.	Indiana
Cellular Mobile Systems of Michigan RSA #7 Limited Partnership	Unknown
Cellular Network Partnership, Limited Partnership	Unknown
Cellular One Group	Unknown
Cellular Radio of Chattanooga	Georgia

Cellular Retail Corporation	Unknown
Celular Catarinense S.A.	Brazil
Celumóvil S.A.	Colombia
Centram Communications L.P.	British Virgin Islands
Century Cellunet of Michigan RSA No. 6 Celular Limited Partnership	Unknown
Century Cellunet of North Louisiana Cellular Limited Partnership	Delaware
Century Cellunet of Saginaw MSA Limited Partnership	Unknown
Century Cellunet of Southern Michigan Cellular Limited Partnership	Unknown
Centweight B.V.	The Netherlands
Champaign Celltelco	Unknown
Chattanooga CGSA, LLC	Georgia
Chattanooga MSA Limited Partnership	Delaware
Cincinnati SMSA Limited Partnership	Unknown
Cingular Interactive L.P.	Delaware
Cingular Wireless LLC	Delaware
Cingular Wireless Management Corp.	Delaware
Commerce One, Inc.	Delaware
Comoviles S.A.	Colombia
Compania Celular de Colombia Cocelco S.A.	Colombia
Compania de Radiocomunicaciones Moviles S.A.	Argentina
Compania de Telecomunicaciones Comtal Limitada	Chile
Comtel Comunicaciones Telefonicas, S.A.	Venezuela
Comunicaciones Personales, S.A.	Guatemala
Comunicaciones Trunking S.A.	Colombia
Connector Comércio e Participaçöes Ltda.	Brazil
Controling S.A.	Brazil
Corporación 271191, C.A.	Venezuela
Corporate Media Partners	Delaware
Corpus Christi SMSA Limited Partnership	Unknown
Crown Castle International Corp.	Delaware
CSL Associates	Georgia
CSL Chastain Associates	Georgia
CSL Colonnade Associates	Georgia
CSL Exchange South Associates	Georgia
CSL Twelfth Street Associates	Georgia
CSL Western Way Associates	Georgia
C-SW Cellular Partnership	Unknown
CTP, S.A.	Argentina
Dallas SMSA Limited Partnership	Unknown
Dansk MobilTelefon I/S	Denmark
Dataserv Espana, S.A.	Spain
Decatur Cellular Telephone Company, LLC	Unknown
Decatur RSA Limited Partnership	Delaware
Delaware Valley PCS Communications, LLC	Unknown
Denmark Alliance, Inc.	Delaware
Det Danske Mobiletelefonkompagni	Denmark
Detroit SMSA Limited Partnership	Unknown
Digital Installations, LLC	Georgia
Doric Holdings Limited & Cia., Ltda.	Nicaragua
Doric Holdings Limited	British Virgin Islands
Eastern Missouri Cellular Limited Partnership	Unknown
Empresa Difusora Radio Tele S.A.	Peru
E-Plus 3 G GmbH	Germany
E-Plus 3 G Luxembourg S.a.r.l.	Luxembourg
E-Plus Mobilfunk Geschäftsführung GmbH	Germany
E-Plus Mobilfunk GmbH & Co. KG	Germany
E-Plus Service GmbH	Germany

Florida Cellular Service, LLC	Georgia
Florida RSA #2B (Indian River) Limited Partnership	Delaware
Galveston Cellular Partnership	Texas
Galveston Cellular Telephone Company	Texas
Gary Cellular LLC	Delaware
Gary Cellular Telephone Company	New York
Georgia Cellular Holdings, LLC	Georgia
Georgia Cellular LLC	Georgia
Georgia RSA No. 1 Limited Partnership	Delaware
Georgia RSA No. 2 Limited Partnership	Delaware
Georgia RSA No. 3 Limited Partnership	Delaware
German Mobile Holdings, Inc.	Delaware
German Mobilfunk Investments, Inc.	Delaware
Gfd Gesellschaft für Datanfunk mbH	Germany
Glemond Limited	British Virgin Islands
Global Leasing Company	Georgia
GMI Mobilfunk Beteiligung GmbH	Germany
GN Store Nord Mobil I/S	Denmark
GN Store Nord Mobiltelefon 2 A/S	Denmark
GTE Mobilnet of Austin Limited Partnership	Unknown
GTE Mobilnet of Austin, LLC	Unknown
GTE Mobilnet of Texas RSA #11 Limited Partnership	Unknown
GTE Mobilnet of Texas RSA #16 Limited Partnership	Unknown
Harbinger Corporation	Georgia
Hawaii Cellular Corporation	Hawaii
Houma-Thibodaux Cellular Partnership	Unknown
Houston Cellular Holding Company (Tex), LLC	Texas
Houston Cellular Telephone Company, L.P.	Texas
Huntsville Cellular Telephone LLC	Alabama
Huntsville MSA Limited Partnership	Delaware
Indiana 8, L.L.C.	Delaware
Indiana Cellular LLC	Delaware
Inmuebles Aries S.A.	Peru
Intelleprop, Inc.	Delaware
Intelligent Media Ventures, LLC	Georgia
Intertel S.A.	Chile
Iray B.V.	The Netherlands
Jackson Acquisitions LLC.	Georgia
Jackson Cellular LLC	Georgia
Jackson Holdings, LLC	Georgia
Jacksonville MSA Limited Partnership	Delaware
Joliet Cellular Telephone, LLC	Unknown
Kalamai Holdings & Cia., Ltda.	Nicaragua
Kalamai Holdings Limited	British Virgin Islands
Kankakee Cellular L.L.C.	Unknown
Kansas City SMSA Limited Partnership	Unknown
Kentucky CGSA, LLC	Georgia
Kobrocom Electronica Ltda.	Colombia
Kokomo Celltelco Partnership	Indiana
KPN/BLS Holding GmbH	Germany
L. M. Berry and Company	Georgia
Lafayette MSA Limited Partnership	Delaware
Latin America Mobile Services, Ltd.	British Virgin Islands
Latin American Cellular Services, Inc.	Panama
Lenox Park Holdings, L.L.C.	Georgia
Listel Advertising & Publishing (B.V.I.) Holdings Limited	British Virgin Islands
Listel Advertising & Publishing (B.V.I.) Limited	British Virgin Islands

Listel Advertising & Publishing Holdings, Inc.	Delaware
Listel-Listas Telefônicas S.A.	Brazil
Los Angeles RCCs, LLC	California
Louisiana Cellular Holdings, L.L.C.	Delaware
Louisiana CGSA, LLC	Georgia
Louisiana RSA No. 7 Cellular General Partnership	Delaware
Louisiana RSA No. 8 Limited Partnership	Delaware
Lubbock SMSA Limited Partnership	Unknown
Madison SMSA Limited Partnership	Unknown
Marketing Communications Networks, Inc.	Georgia
McAllen-Edinburg-Mission SMSA Limited Partnership	Unknown
MCTA	Mississippi
Memphis CGSA, LLC	Georgia
Memphis SMSA Limited Partnership	Delaware
Michigan RSA #9 Limited Partnership	Unknown
Midland-Odessa SMSA Limited Partnership	Unknown
Midtjydsk Radiotelefon A/S	Denmark
Milwaukee SMSA Limited Partnership	Unknown
Missouri 1-Atchison RSA Limited Partnership	Unknown
Missouri RSA 11/12 Limited Partnership	Unknown
Missouri RSA 8 Limited Partnership	Unknown
Missouri 9B1 Limited Partnership	Unknown
Mobil Direkt GmbH	Germany
Movicel S.A.	Colombia
Movicom Colombia S.A.	Colombia
Movicom S.A.	Brazil
M-T Cellular, LLC	Tennessee
National Telecommunications Alliance, Inc.	Delaware
New E-mail Communications System Ltd.	Israel
New York Holdings, LLC	Unknown
Norte Brasil Telecom	Brazil
North American GSM Alliance, LLC	Delaware
Northeast Mississippi Cellular, LLC	Georgia
Northeastern Georgia RSA Limited Partnership	Delaware
OESP Mídia Ltda.	Brazil
Oklahoma City SMSA Limited Partnership	Unknown
Oklahoma RSA 3 Limited Partnership	Unknown
Oklahoma RSA 5 Limited Partnership	Unknown
Oklahoma RSA 7 Limited Partnership	Unknown
Oklahoma RSA 9 Limited Partnership	Unknown
Olympic Ltda.	Colombia
Orlando CGSA Holdings, Inc.	Delaware
Orlando CGSA, LLC	Georgia
Orlando SMSA Limited Partnership	Delaware
Otecel S.A.	Ecuador
Pacific Bell Wireless Northwest, LLC	Unknown
Pacific Bell Wireless, LLC	Unknown
Pacific Telesis Mobile Services, LLC	Unknown
Palliss Holdings B.V.	The Netherlands
Paracomunicar S.A.	Colombia
Peck Holdings Corp.	British Virgin Islands
Pine Bluff Cellular, Inc.	Unknown
Pittsburgh SMSA Limited Partnership	Delaware
Polisistemas S.A.	Ecuador
Prime Enterprises II, L.P.	Delaware
PrintSouth, Inc.	Georgia
Promociones 4222, C.A.	Venezuela

QuickSilver Technology Incorporated	Delaware
Qwest Communications International, Inc.	Delaware
R.A. Celular Inversora S.A.	Argentina
RAM Broadcasting Corporation	New York
RAM Communications Group, LLC	New York
RAM/BSE Communications, L.P.	Delaware
Recep Comércio e Participaçöes Ltda.	Brazil
Red de Servicios Sured, T.E.L., C.A.	Venezuela
Redanil S.A.	Uruguay
ROU Celular Inversora S. A.	Panama
San Antonio SMSA Limited Partnership	Unknown
Santabel Comércio e Participaçöes Ltda.	Brazil
Santabel Holdings (B.V.I.) Ltd.	British Virgin Islands
SBC Wireless LLC	Unknown
SBMS Cellular Telecommunications Bloomington, LLC	Unknown
SBMS Cellular Telecommunications Springfield, LLC	Unknown
Servicios Telcel Acarigua, C.A.	Venezuela
Servicios Telcel Barquisimeto, C.A.	Venezuela
Servicios Telcel C.A.	Venezuela
Servicios Telcel Charallave, C.A.	Venezuela
Servicios Telcel Ciudad Ojeda, C.A.	Venezuela
Servicios Telcel Cumana, C.A.	Venezuela
Servicios Telcel Guarenas, C.A.	Venezuela
Servicios Telcel La Guaira, C.A.	Venezuela
Servicios Telcel Los Teques, C.A.	Venezuela
Servicios Telcel Maracaibo, C.A.	Venezuela
Servicios Telcel Maracay, C.A.	Venezuela
Servicios Telcel Margarita, C.A.	Venezuela
Servicios Telcel Maturin, C.A.	Venezuela
Servicios Telcel Merida, C.A.	Venezuela
Servicios Telcel Puerto La Cruz, C.A.	Venezuela
Servicios Telcel Puerto Ordaz, C.A.	Venezuela
Servicios Telcel Punto Fijo, C.A.	Venezuela
Servicios Telcel San Cristobal, C.A.	Venezuela
Servicios Telcel Valencia, C.A.	Venezuela
Servicios Telcel Valera, C.A.	Venezuela
Sistemas Time Trac, C.A.	Venezuela
Skycell Communications Limited	India
SNET Cellular LLC	Unknown
SNET Mobility LLC	Unknown
SONOFON A/S	Denmark
SONOFON GSM Center A/S	Denmark
SONOFON Holdings A/S	Denmark
SONOFON Partners A/S	Denmark
SONOFON Services A/S	Denmark
South #5 Limited Partnership	Unknown
South Carolina Cellular Service, LLC	Georgia
South Florida Television Inc.	Delaware
Southwestern Bell Mobile Systems LLC	Unknown
Southwestern Bell Mobile Systems Long Distance, LLC	Unknown
Southwestern Bell Wireless, LLC	Unknown
Springwich Cellular Limited Partnership	Unknown
St. Joseph SMSA Limited Partnership	Unknown
Stevens Graphics, Inc.	Georgia
Sunlink Corporation	Georgia
SWBW B-Band Development LLC	Unknown
Tardis Communications plc	United Kingdom

TCIL BellSouth Limited	India
TechSouth, Inc.	Georgia
Telcel International Limited.	Cayman Islands
Telcel, C.A.	Venezuela
Tele 2000, S.A.	Peru
Teleacre Celular	Colombia
TeleAggregation Group, Inc.	Nevada
Telebrasília Celular	Brazil
Telecom BBS (B.V.I.) Limited	British Virgin Islands
Telecomunicaciones BBS SRL	Venezuela
Telefonia Celular de Nicaragua, S.A.	Nicaragua
Telefonia Movel do Sul S.A	Brazil
Telegoiás Celular	Brazil
Tele-Man Netherlands B.V.	The Netherlands
Telemat Celular	Brazil
Telems Celular	Brazil
Teleron Celular	Brazil
Tennessee RSA Limited Partnership	Delaware
Texas RSA 1 Limited Partnership	Unknown
Texas RSA 10B1 Limited Partnership	Unknown
Texas RSA 10B3 Limited Partnership	Unknown
Texas RSA 15B2 Limited Partnership	Unknown
Texas RSA 18 Limited Partnership	Unknown
Texas RSA 19 Limited Partnership	Unknown
Texas RSA 20B1 Limited Partnership	Unknown
Texas RSA 20B2 Limited Partnership	Unknown
Texas RSA 3 Limited Partnership	Unknown
Texas RSA 3B2 Limited Partnership	Unknown
Texas RSA 6 Limited Partnership	Unknown
Texas RSA 7B1 Limited Partnership	Unknown
Texas RSA 7B5 Limited Partnership	Unknown
Texas RSA 8 East Limited Partnership	Unknown
Texas RSA 8 South Limited Partnership	Unknown
Texas RSA 8 West Limited Partnership	Unknown
Texas RSA 9B1 Limited Partnership	Unknown
Texas RSA 9B2 Limited Partnership	Unknown
Texas RSA 9B4 Limited Partnership	Unknown
Texas RSA No. 2 Limited Partnership	Unknown
Thumb Cellular Limited Partnership	Unknown
Tocantins Celular	Brazil
Toledo MSA Limited Partnership	Unknown
Topeka SMSA Limited Partnership	Unknown
Transporte Airejety, C.A.	Venezuela
Twiggs County Cellular Partnership	Georgia
U.C.S., Inc.	New York
Vencorp.	Cayman Islands
Vineland Cellular Telephone Company, LLC	Unknown
Waivetel S.A.	Brazil
Washington/Baltimore Celltelco Holdco, LLC	Unknown
Washington/Baltimore Cellular Limited Partnership	Unknown
Westel Richmond, LLC	Virginia
Westel-Indianapolis LLC	Florida
Westel-Los Angeles LLC	Florida
Westel-Milwaukee Company, LLC	Georgia
Wichita SMSA Limited Partnership	Unknown
Wireless Telecommunications Investment Company, LLC	Delaware
Worcester Telephone Company	Unknown
Youngstown-Warren MSA LP	Unknown